Exhibit 10n
                         TANDY CORPORATION
                    TERMINATION PROTECTION PLAN

                             "LEVEL I"

         WHEREAS, the "Board" of the "Company" (as those terms are hereinafter defined) recognizes that the possibility of a future "Change in Control" (as hereinafter defined) exists and that the threat or occurrence of a Change in Control could result in significant distractions to its employees because of the uncertainties inherent in such a situation; and

         WHEREAS, the Board has determined that it is essential and in the best interest of the Company, its stockholders and the Employer to retain the services of certain of its employees in the event of a threat or the occurence of a Change in Control of the Company and to ensure their continued dedication and efforts in such event without undue concern for their employment and personal financial security.

         NOW, THEREFORE, in order to fulfill these purposes, the following is hereby adopted.


                             ARTICLE I

                        ESTABLISHMENT OF PLAN

         1.0 As of the Effective Date, the Company hereby establishes the Tandy Corporation Termination Protection Plan
    Level I (the "Plan") as set forth in this document.


                             ARTICLE II

                             DEFINITIONS

         As used herein the following words and phrases shall have the following respective meanings for purposes of the Plan unless the context clearly indicates otherwise.

         2.1 Accrued Compensation. "Accrued Compensation" shall mean an amount which shall include all amounts earned or accrued through the "Termination Date" (as hereinafter defined) but not paid as of the Termination Date including
    (i) base salary, (ii) reimbursement for reasonable and necessary expenses incurred by the "Participant" (as hereinafter defined) on behalf of the Employer during the period ending on the Termination Date, (iii) vacation pay as required by law, and (iv) bonuses and incentive compensation (other than the "Pro Rata Bonus" (as hereinafter defined)).

         2.2 Base Amount. "Base Amount" shall mean the greater of the Participant's annual base salary (a) at the rate in effect on the Termination Date or (b) at the highest rate in effect at any time during the ninety (90) day period prior to the Change in Control, and shall include all amounts of the Participant's base salary that are deferred under the Employer's qualified and non-qualified employee benefit plans.

         2.3 Board. "Board" shall mean the Board of Directors of the Company.

         2.4 Bonus Amount. "Bonus Amount" shall mean the highest annual bonus paid or payable to the Participant for any fiscal year in respect of the three (3) full fiscal years ended prior to the Change in Control.

         2.5 Cause. The Participant's Employer may terminate the Participant's employment for "Cause" if the Participant
    (a) has been convicted of a felony, (b) failed substantially to perform his or her reasonably assigned duties with his or her Employer (other than a failure resulting from his or her incapacity due to physical or mental illness), or (c) has intentionally engaged in conduct which is demonstrably and materially injurious to the Company and/or Employer. No act, or failure to act, on the Paricipant's part, shall be considered "intentional" unless the Participant has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief that the Participant's action or failure to act was in the best interest of the Company and/or Employer.

         2.6 Change in Control. "Change in Control" shall mean the occurrence during the "Term" (as hereinafter defined) of any of the following events:

              (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (a) the Company or (b) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Company Subsidiary"), (2) the Company or any Company Subsidiary, or
    (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

              (b) The individuals who, as of August 22, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Program, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

              (c)  Approval by stockholders of the Company of:

                   (1) A merger, consolidation or reorganization involving the Company, unless

                   (i)  the stockholders of the Company,
              immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                   (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

                   (iii)  no Person (other than the Company and
              its Company Subsidiaries, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Company Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                   (iv)  a transaction described in clauses (i)
              through (iii) shall herein be referred to as a "Non-Control Transaction";

                   (2) A complete liquidation or dissolution of the Company; or

                   (3)  An agreement for the sale or other
              disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Company Subsidiary).

    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

              (d) Notwithstanding anything contained in the Plan to the contrary, if the Participant's employment is terminated during the Term but within one (1) year prior to a Change in Control and the Participant reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of the Plan, the date of a Change in Control with respect to the Participant shall mean the date immediately prior to the date of such termination of the Participant's employment.

         2.7 Company. "Company" shall mean Tandy Corporation and shall include its "Successors and Assigns" (as hereinafter defined).

         2.8 Disability. "Disability" shall mean a physical or mental infirmity which impairs the Participant's ability to substantially perform his or her duties with his or her Employer for a period of one hundred eighty (180) consecutive days and the Participant has not returned to his or her full time employment prior to the Termination Date as stated in the "Notice of Termination" (as hereinafter defined).

         2.9  Effective Date.  "Effective Date" shall be August
    22, 1990.

        2.10 Eligible Employee. "Eligible Employee" shall mean those employees whose names are listed on Schedule A attached hereto.

         2.11 Employer. "Employer" shall mean the Company or its divisions or its "Subsidiaries" (as hereinafter defined) with whom the Eligible Employee is employed.

         2.12 (a) Good Reason. "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in Subsections (i) through (iv) hereof:

                   (i)  a reduction in the rate of the
              Participant's base salary below the Base Amount or any failure to pay the Participant any compensation or benefits to which he or she is entitled within fifteen (15) days of the date notice of such failure to pay is given to the Employer and, in the case of any annual bonus, within forty-five (45) days following the end of the fiscal year to which such bonus relates;

                   (ii)  the Employer's requiring him or her to
              be based at any place outside a 20-mile radius from his or her place of employment on the day prior to the Change in Control, except for reasonably required travel on the Employer's business which is not materially greater than such travel requirements prior to the Change in Control;

                   (iii)  the failure by the Employer to
              (A) continue in effect (without reduction in benefit levels, reward opportunities and/or bonus potential for comparable performance) any material compensation or benefit plan in which the Participant was participating at any time within ninety (90) days preceding the Change in Control or at any time thereafter including but not limited to, the plans listed on Schedule B, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the Participant, or (B) provide the Participant with compensation and benefits, in the aggregate at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which the Participant was participating at any time within ninety (90) days preceding the Change in Control or at any time thereafter; and

                   (iv)  the failure of the Company and/or the
              Employer to obtain an agreement from any Successor or Assign of the Company, to assume and agree to perform the Plan, as contemplated in Section
              7.1 hereof.

              (b)  Any event or condition described in this
    Section 2.12(a)(i) through (iv) which occurs during the Term but within one (1) year prior to a Change in Control but which the Participant reasonably demonstrates (i) was at the request of a Third Party or (ii) otherwise arose in connection with or in anticipation of a Change in Control which actually occurs, shall constitute Good Reason for purposes of the Plan notwithstanding that it occurred prior to the Change in Control.

         2.13 Notice of Termination. Following a Change in Control, "Notice of Termination" shall mean a notice of termination of the Participant's employment from the Employer which indicates the specific termination provision in the Plan relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Participant's employment under the provision so indicated.

         2.14  Participant.  "Participant" shall mean an Eligible
    Employee who satisfies the requirements of Section 3.1 and who has not ceased to be a Participant pursuant to Section
    3.2.

         2.15 Pro-Rata Bonus. "Pro-Rata Bonus" shall mean the Bonus Amount multiplied by a fraction, the numerator of which is the number of days in the Company's fiscal year through and including the Participant's Termination Date and the denominator of which is 365.

         2.16 Subsidiary or Subsidiaries. "Subsidiary" or "Subsidiaries" shall mean any corporation in which the Company owns, directly or indirectly, 50% or more of the total voting power of the corporation's outstanding voting securities and any other corporation designated by the Board as a Subsidiary.

         2.17 Successors and Assigns. "Successors and Assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including the Plan) whether by operation of law or otherwise.

         2.18 Term. "Term" shall mean the period of time the Plan remains effective as provided in Section 8.1.

         2.19 Termination Date. "Termination Date" shall mean in the case of the Participant's death, his or her date of death, in the case of Good Reason, his or her last day of employment and in all other cases, the date specified in the Notice of Termination; provided, however, if the Participant's employment is terminated by the Employer for Cause or due to Disability, the date specified in the Notice of Termination shall be at least 30 days from the date the Notice of Termination is given to the Participant; provided, further, however, that in the case of Disability the Participant shall not have returned to the full-time performance of his or her duties during such period of at least 30 days.


                             ARTICLE III

                             ELIGIBILITY

         3.1 Participation. Each employee shall become a Participant in the Plan immediately upon becoming an Eligible
    Employee.

         3.2 Duration of Participation. A Participant shall cease to be a Participant in the Plan if he or she ceases to be an Eligible Employee of the Employer at any time prior to a Change in Control. A Participant entitled to receive any amounts set forth in this Plan shall remain a Participant in the Plan until all amounts he or she is entitled to have been paid to him or her.

                             ARTICLE IV

                        TERMINATION BENEFITS

         4.1 Payment of Accrued Compensation. In the event that a Participant's employment with his or her Employer is terminated following a Change in Control during the Term (a) by reason of the Participant's death, (b) by his or her Employer for Cause or Disability, or (c) by the Participant without Good Reason, the Executive shall be entitled to receive and the Company shall pay, his or her Accrued Compensation and, if such termination is other than by his or her Employer for Cause, a Pro Rata Bonus.

         4.2 Payment in Event of Certain Terminations of Employment. In the event that a Participant's employment with his or her Employer is terminated following a Change in Control during the Term by the Participant or by his or her Employer for any reason other than as specified in Section 4.1, the Participant shall be entitled to receive under the
    Plan:

              (a)  a cash payment equal to the sum of:

                   (i)    his or her Accrued Compensation and Pro
                          Rata Bonus,

                   (ii)   his or her Base Amount, and

                   (iii)  his or her Bonus Amount;

              (b) for a period of twelve (12) months beginning on the Participant's Termination Date (the "Continuation Period"), the Company shall at its expense continue on behalf of the Participant and his or her dependents and beneficiaries the fringe benefits (excluding those benefit plans numbered 1 through 8 inclusive on Schedule B but including an Employer-provided automobile or automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) and life insurance, disability, medical, dental and hospitalization benefits provided (i) to the Participant any time during the 90-day period prior to the Change in Control or at any time thereafter or (ii) to other similarly situated employees who continue in the employ of the Company and/or the Employer during the Continuation Period; provided, however, that with respect to any Participant who was entitled to the use of an automobile provided by his or her Employer within the ninety (90) day period prior to a Change in Control or at anytime thereafter, he or she shall be paid a cash payment equal to the value to him or her for the Continuation Period of the Employer-provided automobile. The coverage and benefits (including deductibles, costs and contributions by the Participant, if any) provided in this
    Section 4.2(b) during the Continuation Period shall be no less favorable to the Participant and his or her dependants and beneficiaries than the most favorable of such coverages and benefits during any of the periods referred to in clauses
    (i) and (ii) above. The obligation hereunder with respect to the foregoing benefits (except for the automobile or automobile allowance) shall be limited if the Participant obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Employer (or the Company, as the case may be) may reduce the coverage of any benefits it is required to provide the Participant hereunder as long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to the Participant than the coverages and benefits required to be provided hereunder. This Subsection (b) shall not be interpreted so as to limit any benefits to which the Participant, his or her dependents or beneficiaries may be entitled under any of the Company's or the Employer's employee benefit plans, programs or practices following his or her termination of employment, including without limitation, retiree medical and life insurance benefits;

              (c) the Company shall pay in a single payment an amount equal to eighty percent (80%) of the maximum amount the Participant could have contributed under the Deferred Salary and Investment Plan, Stock Purchase Program and Supplemental Stock Program as in effect on the date immediately prior to the Change in Control during the Continuation Period had he or she continued in employment with the Employer during the restructure period at the greater of his or her annualized gross salary and wages as in effect immediately prior to the Change in Control or at any time thereafter; and

              (d) The amounts provided for in Sections 4.1, 4.2(a), 4.2(b) (only as to the automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) and 4.2(c) shall be paid in a single lump sum cash payment within five (5) days after the Participant's Termination Date (or earlier, if required by applicable law).

         4.3 Mitigation. The Participant shall not be required to mitigate the amount of any payment provided for in the Plan by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Participant in any subsequent employment.

         4.4 Termination Pay. The payments and benefits provided for in Section 4.2(a)(ii) and (iii) shall reduce the amount of any cash severance or termination pay payable to the Participant under any other Employer severance or termination plan, program, policy or practice.

         4.5 Other Benefits. The Participant's entitlement to any other compensation or benefits (other than the Pro Rata Bonus) shall be determined in accordance with the Employer's employee benefit plans (including, the plans listed on Schedule B) and other applicable programs, policies and practices then in effect.


                              ARTICLE V

                      TERMINATION OF EMPLOYMENT

         5.1 Notice of Termination Required. Following a Change in Control, any purported termination of the Participant's employment by the Employer shall be communicated by Notice of Termination to the Participant. For purposes of the Plan, no such purported termination shall be effective without such Notice of Termination.


                              ARTICLE VI

                 LIMITATION ON PAYMENTS BY THE COMPANY

         6.1  Excise Tax Limitation.

              (a) Notwithstanding anything contained in the Plan to the contrary, to the extent that the payments and benefits provided under the Plan and benefits provided to, or for the benefit of, the Participant under any other Employer plan or agreement (such payments or benefits are collectively referred to as the "Payments") would be subject to the excise tax (the "Excise Tax") imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Payments shall be reduced (but not below zero) if and to the extent that a reduction in the Payments would result in the Participant retaining a larger amount, on an after-tax basis (taking into account federal, state and local income taxes and the Excise Tax), than if the Participant received all of the Payments (such reduced amount is hereinafter referred to as the "Limited Payment Amount"). Unless the Participant shall have given prior written notice specifying a different order to the Company to effectuate the Limited Payment Amount, the Company shall reduce or eliminate the Payments, by first reducing or eliminating those payments or benefits which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time from the "Determination" (as hereinafter defined). Any notice given by the Participant pursuant to the preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing the Participant's rights and entitlements to any benefits or compensation.

              (b) An initial determination as to whether the Payments shall be reduced to the Limited Payment Amount pursuant to the Plan and the amount of such Limited Payment Amount shall be made by an accounting firm at the Company's expense selected by the Company which is designated as one of the five (5) largest accounting firms in the United States (the "Accounting Firm"). The Accounting Firm shall provide its determination (the "Determination"), together with detailed supporting calculations and documentation to the Company and the Participant within five (5) days of the Termination Date if applicable, or such other time as requested by the Company or by the Participant (provided the Participant reasonably believes that any of the Payments may be subject to the Excise Tax) and if the Accounting Firm determines that no Excise Tax is payable by the Participant with respect to a Payment or Payments, it shall furnish the Participant with an opinion reasonably acceptable to the Participant that no Excise Tax will be imposed with respect to any such Payment or Payments. Within ten (10) days of the delivery of the Determination to the Participant, the Participant shall have the right to dispute the Determination (the "Dispute"). If there is no Dispute, the Determination shall be binding, final and conclusive upon the Company and the Participant subject to the application of Paragraph 6.1(c) below.

              (c)  As a result of the uncertainty in the
    application of Sections 4999 and 280G of the Code, it is possible that the Payments to be made to, or provided for the benefit of, the Participant either have been made or will not be made by the Company which, in either case, will be inconsistent with the limitations provided in Section 6(a) (hereinafter referred to as an "Excess Payment" or "Underpayment", respectively). If it is established pursuant to a final determination of a court or an Internal Revenue Service (the "IRS") proceeding which has been finally and conclusively resolved, that an Excess Payment has been made, such Excess Payment shall be deemed for all purposes to be a loan to the Participant made on the date the Participant received the Excess Payment and the Participant shall repay the Excess Payment to the Company on demand (but not less than ten (10) days after written notice is received by the Participant) together with interest on the Excess Payment at the "Applicable Federal Rate" (as defined in Section 1274(d) of the Code) from the date of the Participant's receipt of such Excess Payment until the date of such repayment. In the event that it is determined by (i) the Accounting Firm, the Company (which shall include the position taken by the Company, or together with its consolidated group, on its federal income tax return) or the IRS, (ii) pursuant to a determination by a court, or (iii) upon the resolution to the Participant's satisfaction of the Dispute, that an Underpayment has occurred, the Company shall pay an amount equal to the Underpayment to the Participant within ten (10) days of such determination or resolution together with interest on such amount at the Applicable Federal Rate from the date such amount would have been paid to the Participant until the date of payment.


                              ARTICLE VII

                         SUCCESSORS AND ASSIGNS

         7.1  Successors and Assigns.

              (a) The Plan shall be binding upon and shall inure to the benefit of the Company and the Employer. The Company and the Employer shall require any Successor or Assign to expressly assume and agree to perform the Plan in the same manner and to the same extent that the Company and/or the Employer would be required to perform it if no such succession or assignment had taken place.

              (b) Neither the Plan nor any right or interest hereunder shall be assignable or transferable by the Participant, his or her beneficiaries or legal representatives, except by will or by the laws of descent and distribution; provided, however, that the Plan shall inure to the benefit of and be enforceable by the Participant's legal personal representative.

         7.2 Sale of Business or Assets. Notwithstanding anything contained in the Plan to the contrary, if a Participant's employment with his or her Employer is terminated in connection with the sale, divestiture or other disposition of any Subsidiary or division of the Company (or part thereof) such termination shall not be a termination of employment of the Participant for purposes of the Plan and the Participant shall not be entitled to benefits from the Company under the Plan as a result of such sale, divestiture, or other disposition, or as a result of any subsequent termination of employment, provided that (a) the Participant is offered employment by the purchaser or acquiror of such Subsidiary or division (or part thereof) and (b) the Company obtains an agreement from such purchaser or acquiror to perform the Company's and/or Employer's obligations under the Plan, in the same manner, and to the same extent that the Company and/or the Employer would be required to perform if no such purchase or acquisition had taken place. In such circumstances, the purchaser or acquiror shall be solely responsible for providing any benefits payable under the Plan to any such Participant.


                              ARTICLE VIII

                   TERM, AMENDMENT AND PLAN TERMINATION

         8.1 Term. The Plan shall continue in effect for a period of two (2) years commencing on the Effective Date and shall be automatically extended for one (1) year on the first anniversary of the Effective Date and on each anniversary of the Effective Date thereafter unless the Company shall have delivered a written notice to each Participant at least ninety (90) days prior to any extension that the Plan shall not be so extended; provided, however, that if a Change in Control occurs while the Plan is in effect, the Plan shall not end prior to the expiration of two (2) years following the Change in Control.

         8.2 Amendment and Termination. Subject to Section 8.1, the Plan may be terminated or amended in any respect by resolution adopted by two-thirds (2/3) of the members of the Incumbent Board and Schedule A may be amended to (x) add Eligible Employees at any time (y) prior to a Change in Control, to eliminate any Eligible Employee by reason of his or her demotion in position by any duly authorized officer of the Company; provided, however, that no such amendment or termination of the Plan or Schedule A during the Term may be made (a) if such amendment or termination would adversely affect any right of an Eligible Employee who became an Eligible Employee (except as provided in clause (y) above) prior to the later of (i) the date of adoption of any such amendment or termination, or (ii) the effective date of any such amendment or termination, (b) at the request of a Third Party, or (c) otherwise in connection with, or in anticipation of, a Change in Control; and provided, further, however, that the Plan no longer shall be subject to amendment, change, substitution, deletion, revocation or termination in any respect whatsoever following a Change in Control.

         8.3 Form of Amendment. The form of any amendment or termination of the Plan shall be a written instrument signed by a duly authorized officer or officers of the Company, certifying that the amendment or termination has been approved by the Board in accordance with Section 8.2.


                               ARTICLE IX

                              MISCELLANEOUS

         9.1 Contractual Right. Upon and after a Change in Control, each Participant shall have a fully vested, nonforfeitable contractual right, enforceable against the Company, to the benefits provided for under Sections 4.1, 4.2 and 4.3 of the Plan upon satisfaction of the applicable conditions specified in those Sections.

         9.2 Employment Status. Prior to a Change in Control, each Eligible Employee shall continue in his or her status as an employee-at-will and the Plan does not constitute a contract of employment or impose on the Employer any obligation to (a) retain the Participant, (b) make any payments upon termination of employment, (c) change the status of the Participant's employment or (d) change any employment policies of the Employer.

         9.3 Notice. For the purposes of the Plan, notices and all other communications provided for in the Plan (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company and/or the Employer shall be directed to the attention of the Board with a copy to the Secretary of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

         9.4  Non-exclusivity of Rights.  Except as provided in
    Section 4.4, nothing in the Plan shall prevent or limit the Participant's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company and/or the Employer for which the Participant may qualify, nor shall anything herein limit or reduce such rights as the Participant may have under any other agreements with the Company and/or the Employer. Amounts which are vested benefits or which the Participant is otherwise entitled to receive under any plan or program of the Company and/or the Employer shall be payable in accordance with such plan or program, except as explicitly modified by the Plan. No additional compensation provided under any benefit or compensation plans to the Participant shall be deemed to modify or otherwise affect the terms of the Plan or any of the Participant's entitlements hereunder.

         9.5 Settlement of Claims. The Company's obligation to make the payments provided for in the Plan and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company and/or Employer may have against the Participant or others.

         9.6 Trust. All benefits under the Plan shall be paid by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company; provided, however, notwithstanding anything contained in the Plan to the contrary, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

         9.7 Waiver or Discharge. No provision of the Plan may be waived or discharged unless such waiver or discharge is agreed to in writing and signed by the Participant, the Employer and the Company. No waiver by either the Company, the Employer or any Participant at any time of any breach by either the Company, the Employer or any Participant of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         9.8 Governing Law. THE VALIDITY, INTERPRETATION, CONSTRUCTION AND PERFORMANCE OF THE PLAN SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF; PROVIDED, HOWEVER, THAT IN ANY ACTION INVOLVING A PARTICIPANT, THE COMPANY AND/OR THE EMPLOYER WITH RESPECT TO ANY CLAIM OR ASSERTION THAT THE PARTICIPANT'S EMPLOYMENT WAS PROPERLY TERMINATED FOR CAUSE, THE COMPANY AND/OR THE EMPLOYER HAS THE BURDEN OF PROVING THAT THE PARTICIPANT'S EMPLOYMENT WAS PROPERLY TERMINATED FOR CAUSE.

         9.9 Validity and Severability. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         9.10 Legal Fees. Following a Change in Control, the Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Participant as they become due as a result of
    (a) the Participant's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment), or (b) the Participant's seeking to obtain or enforce any right or benefit provided by the Plan (including any such fees and expenses incurred in connection with the Dispute) or by any other plan or arrangement maintained by the Company and/or Employer under which the Participant is or may be entitled to receive benefits; provided however, that the circumstances set forth in clauses (a) and (b) (other than as a result of the Participant's termination of employment under circumstances described in Section 2.6(d)) occurred on or after a Change in Control; provided, further, however, in the event a court finally determines that the claim by the Participant for which legal fees were incurred and paid by the Company pursuant to this Section 9.10 was frivilous, the Company shall be reimbursed by the Participant for any legal fees paid under this Section 9.10 in respect of such frivilous claim.

         9.11 Forum. Any suit brought by a Participant under the Plan may be brought in the appropriate state or federal court for Tarrant County, Texas, or for the county wherein the Participant maintains his or her residence. Any suit brought by the Company and/or Employer under the Plan may only be brought in the county wherein the Participant maintains his or her residence, unless the Participant consents to suit elsewhere.

                               SCHEDULE A

                               [To come]

                               SCHEDULE B

                    COMPENSATION AND BENEFIT PLANS

    1.  Deferred Compensation Plan

    2.  Deferred Salary and Investment Plan

    3.  Employee Stock Ownership Plan

    4.  Salary Continuation Plan

    5.  Stock Purchase Program

    6.  Supplemental Stock Program

    7.  Stock Option Plan

    8.  Post Retirement and Death Benefit Plan for
             Selected Executive Employees

                           TANDY CORPORATION
                      TERMINATION PROTECTION PLAN

                              "LEVEL II"


         WHEREAS, the "Board" of the "Company" (as those terms are hereinafter defined) recognizes that the possibility of a future "Change in Control" (as hereinafter defined) exists and that the threat or occurrence of a Change in Control could result in significant distractions to its employees because of the uncertainties inherent in such a situation; and

         WHEREAS, the Board has determined that it is essential and in the best interest of the Company, its stockholders and the "Employer" (as hereinafter defined) to retain the services of certain of its employees in the event of a threat or the occurence of a Change in Control and to ensure their continued dedication and efforts in such event without undue concern for their employment and personal financial security.

         NOW, THEREFORE, in order to fulfill these purposes, the following is hereby adopted.


                               ARTICLE I

                         ESTABLISHMENT OF PLAN

         1.0 As of the Effective Date, the Company hereby establishes the Tandy Corporation Termination Protection Plan
    Level II (the "Plan") as set forth in this document.


                               ARTICLE II

                              DEFINITIONS

         As used herein the following words and phrases shall have the following respective meanings for purposes of the Plan unless the context clearly indicates otherwise.

         2.1 Accrued Compensation. "Accrued Compensation" shall mean an amount which shall include all amounts earned or accrued through the "Termination Date" (as hereinafter defined) but not paid as of the Termination Date including
    (i) base salary, (ii) reimbursement for reasonable and necessary expenses incurred by the "Participant" (as hereinafter defined) on behalf of the Employer during the period ending on the Termination Date, (iii) vacation pay as required by law, and (iv) bonuses and incentive compensation (other than the "Pro Rata Bonus" (as hereinafter defined)).

         2.2 Base Amount. "Base Amount" shall mean the greater of the Participant's annual base salary (a) at the rate in effect on the Termination Date or (b) at the highest rate in effect at any time during the ninety (90) day period prior to the Change in Control, and shall include all amounts of the Participant's base salary that are deferred under the Employer's qualified and non-qualified employee benefit plans.

         2.3 Board. "Board" shall mean the Board of Directors of the Company.

         2.4 Bonus Amount. "Bonus Amount" shall mean the highest annual bonus paid or payable to the Participant for any fiscal year in respect of the three (3) full fiscal years ended prior to the Change in Control.

         2.5 Cause. The Participant's Employer may terminate the Participant's employment for "Cause" if the Participant
    (a) has been convicted of a felony, (b) failed substantially to perform his or her reasonably assigned duties with his or her Employer (other than a failure resulting from his or her incapacity due to physical or mental illness), or (c) has intentionally engaged in conduct which is demonstrably and materially injurious to the Company and/or Employer. No act, or failure to act, on the Participant's part, shall be considered "intentional" unless the Participant has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief that the Participant's act or failure to act was in the best interest of the Company and/or Employer.

         2.6 Change in Control. "Change in Control" shall mean the occurrence during the "Term" (as hereinafter defined) of any of the following events:

              (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (a) the Company or (b) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Company Subsidiary"), (2) the Company or any Company Subsidiary, or
    (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

              (b) The individuals who, as of August 22, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Program, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially asssumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

              (c)  Approval by stockholders of the Company of:

                   (1) A merger, consolidation or reorganization involving the Company, unless

                   (i)  the stockholders of the Company,
              immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                   (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

                   (iii)  no Person (other than the Company and
              its Company Subsidiaries, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Company Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                   (iv)  a transaction described in clauses (i)
              through (iii) shall herein be referred to as a "Non-Control Transaction";

                   (2) A complete liquidation or dissolution of the Company; or

                   (3)  An agreement for the sale or other
              disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Company Subsidiary).

    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

              (d) Notwithstanding anything contained in the Plan to the contrary, if the Participant's employment is terminated during the Term but within one (1) year prior to a Change in Control and the Participant reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of the Plan, the date of a Change in Control with respect to the Participant shall mean the date immediately prior to the date of such termination of the Participant's employment.

         2.7 Company. "Company" shall mean Tandy Corporation and shall include its "Successors and Assigns" (as hereinafter defined).

         2.8 Disability. "Disability" shall mean a physical or mental infirmity which impairs the Participant's ability to substantially perform his or her duties with his or her Employer for a period of one hundred eighty (180) consecutive days and the Participant has not returned to his or her full time employment prior to the Termination Date as stated in the "Notice of Termination" (as hereinafter defined).

         2.9  Effective Date.  "Effective Date" shall be August
    22, 1990.

         2.10 Eligible Employee. "Eligible Employee" shall mean an individual employed by the Employer whose place of employment is located primarily in the United States in a regular full-time salaried position whose annual compensation (including salary and bonus) is at least $50,000 (other than those positions set forth on Schedule A) and any individual set forth on Schedule B. For purposes of this Section 2.10, an employee's annual compensation shall be determined by his or her annualized rate of salary in effect immediately prior to a Change in Control and the bonus paid to the employee in respect of the fiscal year ended immediately prior to the Change in Control. Notwithstanding the foregoing, those employees who are employed in the categories of positions set forth on Schedule A, any employee covered by a collective bargaining agreement, any employee who is a party to a severance or termination protection agreement, or the Termination Protection Plan Level I, shall not be an "Eligible Employee" for purposes of the Plan.

         2.11 Employer. "Employer" shall mean the Company or its divisions or its "Subsidiaries" (as hereinafter defined) with whom the Eligible Employee is employed.

         2.12 (a) Good Reason. "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in Subsections (i) through (iii) hereof:

              (i) a reduction in the rate of the Participant's base salary below the Base Amount or any failure to pay the Participant any compensation or benefits to which he or she is entitled within fifteen (15) days of the date notice of such failure to pay is given to the Employer and, in the case of any annual bonus, within forty-five (45) days following the end of the fiscal year to which such bonus relates;

              (ii) the failure by the Employer to (A) continue in effect (without reduction in benefit levels, reward opportunities and/or bonus potential for comparable performance) any material compensation or benefit plan in which the Participant was participating at any time within ninety (90) days preceding the Change in Control or at any time thereafter including but not limited to, the plans listed on Schedule C, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the Participant, or
              (B) provide the Participant with compensation and benefits, in the aggregate at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which the Participant was participating at any time within ninety (90) days preceding the Change in Control or at any time thereafter; and

              (iii)  the failure of the Company and/or the
              Employer to obtain an agreement from any Successor or Assign of the Company, to assume and agree to perform the Plan, as contemplated in Section
              7.1 hereof.

              (b)  Any event or condition described in this
    Section 2.12(a)(i) through (iii) which occurs during the Term but within one (1) year prior to a Change in Control but which the Participant reasonably demonstrates (i) was at the request of a Third Party or (ii) otherwise arose in connection with or in anticipation of a Change in Control which actually occurs, shall constitute Good Reason for purposes of the Plan notwithstanding that it occurred prior to the Change in Control.

         2.13 Notice of Termination. Following a Change in Control, "Notice of Termination" shall mean a notice of termination of the Participant's employment from the Employer which indicates the specific termination provision in the Plan relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Participant's employment under the provision so indicated.

         2.14  Participant.  "Participant" shall mean an Eligible
    Employee who satisfies the requirements of Section 3.1 and who has not ceased to be a Participant pursuant to Section
    3.2.

         2.15 Pro-Rata Bonus. "Pro-Rata Bonus" shall mean the Bonus Amount multiplied by a fraction, the numerator of which is the number of days in the Company's fiscal year through and including the Participant's Termination Date and the denominator of which is 365.

         2.16 Subsidiary or Subsidiaries. "Subsidiary" or "Subsidiaries" shall mean any corporation in which the Company owns, directly or indirectly, 50% or more of the total voting power of the corporation's outstanding voting securities and any other corporation designated by the Board as a Subsidiary.

         2.17 Successors and Assigns. "Successors and Assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including the Plan) whether by operation of law or otherwise.

         2.18 Term. "Term" shall mean the period of time the Plan remains effective as provided in Section 8.1.

         2.19 Termination Date. "Termination Date" shall mean in the case of the Participant's death, his or her date of death, in the case of Good Reason, his or her last day of employment, and in all other cases, the date specified in the Notice of Termination; provided, however, if the Participant's employment is terminated by the Employer for Cause or due to Disability, the date specified in the Notice of Termination shall be at least 30 days from the date the Notice of Termination is given to the Participant; provided, further, however, that in the case of Disability the Participant shall not have returned to the full-time performance of his or her duties during such period of at least 30 days.


                               ARTICLE III

                               ELIGIBILITY

         3.1 Participation. Each employee shall become a Participant in the Plan immediately upon becoming an Eligible
    Employee.

         3.2 Duration of Participation. A Participant shall cease to be a Participant in the Plan if he or she ceases to be an Eligible Employee of the Employer at any time prior to a Change in Control. A Participant entitled to receive any amounts set forth in this Plan shall remain a Participant in the Plan until all amounts he or she is entitled to have been paid to him or her.


                               ARTICLE IV

                          TERMINATION BENEFITS

         4.1 Payment of Accrued Compensation. In the event that a Participant's employment with his or her Employer is terminated following a Change in Control during the Term (a) by reason of the Participant's death, (b) by his or her Employer for Cause or Disability, or (c) by the Participant without Good Reason, the Executive shall be entitled to receive and the Company shall pay, his or her Accrued Compensation and if such termination is other than by his or her Employer for Cause, a Pro Rata Bonus.

         4.2 Payment in Event of Certain Terminations of Employment. In the event that a Participant's employment is terminated following a Change in Control during the Term by the Participant or by his or her Employer for any reason other than as specified in Section 4.1, the Participant shall be entitled to receive under the Plan:

              (a)  a cash payment equal to the sum of:

              (i)       his or her Accrued Compensation and Pro
                        Rata Bonus,

              (ii)      one-half of his or her Base Amount, and

              (iii)     one-half of his or her Bonus Amount;

              (b) for a period of six months following the Participant's Termination Date (the "Continuation Period"), the Company shall at its expense continue on behalf of the Participant and his or her dependents and beneficiaries the fringe benefits (excluding those benefit plans numbered 1 through 8 inclusive on Schedule C but including an Employer-provided automobile or automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) and life insurance, disability, medical, dental and hospitalization benefits provided (i) to the Participant any time during the 90-day period prior to the Change in Control or at any time thereafter or (ii) to other similarly situated employees who continue in the employ of the Company and/or the Employer during the Continuation Period; provided, however, that with respect to any Participant who was entitled to the use of an automobile provided by the Employer within the ninety (90) day period prior to a Change in Control or at anytime thereafter, he or she shall be paid a cash payment equal to the value to him or her for the Continuation Period of the Employer-provided automobile. The coverage and benefits (including deductibles, costs and contributions by the Participant, if any) provided in this Section 4.2(b) during the Continuation Period shall be no less favorable to the Participant and his or her beneficiaries than the most favorable of such coverages and benefits during any of the periods referred to in clauses (i) and (ii) above. The obligation hereunder with respect to the foregoing benefits (except for the automobile or automobile allowance) shall be limited if the Participant obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Employer (or the Company, as the case may be) may reduce the coverage of any benefits it is required to provide the Participant hereunder as long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to the Participant than the coverages and benefits required to be provided hereunder. This Subsection (b) shall not be interpreted so as to limit any benefits to which the Participant, his or her dependents or beneficiaries may be entitled under any of the Employer's employee benefit plans, programs or practices following his or her termination of employment, including without limitation, retiree medical and life insurance benefits;

              (c) the Company shall pay in a single payment an amount equal to eighty percent (80%) of the maximum amount the Participant could have contributed under the Deferred Salary and Investment Plan, Stock Purchase Program and Supplemental Stock Program as in effect on the date immediately prior to the Change in Control during the Continuation Period had he or she continued in employment with the Employer during the Continuation Period at the greater of his or her annualized gross salary and wages as in effect immediately prior to the Change in Control or at any time thereafter; and

              (d) The amounts provided for in Sections 4.1, 4.2(a), 4.2(b) (only as to the automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) and 4.2(c) shall be paid in a single lump sum cash payment within five (5) days after the Participant's Termination Date (or earlier, if required by applicable law).

         4.3 Mitigation. The Participant shall not be required to mitigate the amount of any payment provided for in the Plan by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Participant in any subsequent employment.

         4.4 Termination Pay. The payments and benefits provided for in Section 4.2(a)(ii) and (iii) shall reduce the amount of any cash severance or termination pay payable to the Participant under any other Employer severance or termination plan, program, policy or practice.

         4.5 Other Benefits. The Participant's entitlement to any other compensation or benefits (other than the Pro Rata Bonus) shall be determined in accordance with the Employer's employee benefit plans (including, the plans listed on Schedule C) and other applicable programs, policies and practices then in effect.


                               ARTICLE V

                      TERMINATION OF EMPLOYMENT

         5.1 Notice of Termination Required. Following a Change in Control, any purported termination of the Participant's employment by the Employer shall be communicated by Notice of Termination to the Participant. For purposes of the Plan, no such purported termination shall be effective without such Notice of Termination.


                               ARTICLE VI

                 LIMITATION ON PAYMENTS BY THE COMPANY

         6.1  Excise Tax Limitation.

              (a) Notwithstanding anything contained in the Plan to the contrary, to the extent that the payments and benefits provided under the Plan and benefits provided to, or for the benefit of, the Participant under any other Employer plan or agreement (such payments or benefits are collectively referred to as the "Payments") would be subject to the excise tax (the "Excise Tax") imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Payments shall be reduced (but not below zero) if and to the extent necessary so that no Payment to be made or benefit to be provided to the Participant shall be subject to the Excise Tax (such reduced amount is hereinafter referred to as the "Limited Payment Amount"). Unless the Participant shall have given prior written notice specifying a different order to the Company to effectuate the Limited Payment Amount, the Company shall reduce or eliminate the Payments, by first reducing or eliminating those payments or benefits which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time from the Determination (as hereinafter defined). Any notice given by the Participant pursuant to the preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing the Participant's rights and entitlements to any benefits or compensation.

              (b) An initial determination as to whether the Payments shall be reduced to the Limited Payment Amount pursuant to the Plan and the amount of such Limited Payment Amount shall be made by an accounting firm at the Company's expense selected by the Company which is designated as one of the five largest accounting firms in the United States (the "Accounting Firm"). The Accounting Firm shall provide its determination (the "Determination"), together with detailed supporting calculations and documentation to the Company and the Participant within five (5) days of the Termination Date ifapplicable, or such other time as requested by the Company or by the Participant (provided the Participant reasonably believes that any of the Payments may be subject to the Excise Tax) and if the Accounting Firm determines that no Excise Tax is payable by the Participant with respect to a Payment or Payments, it shall furnish the Participant with an opinion reasonably acceptable to the Participant that no Excise Tax will be imposed with respect to any such Payment or Payments. Within ten (10) days of the delivery of the Determination to the Participant, the Participant shall have the right to dispute the Determination (the "Dispute"). If there is no Dispute, the Determination shall be binding, final and conclusive upon the Company and the Participant subject to the application of Paragraph 6.1(c) below.

              (c)  As a result of the uncertainty in the
    application of Sections 4999 and 280G of the Code, it is possible that the Payments to be made to, or provided for the benefit of, the Participant either have been made or will not be made by the Company which, in either case, will be inconsistent with the limitations provided in Section 6(a) (hereinafter referred to as an "Excess Payment" or "Underpayment", respectively). If it is established pursuant to a final determination of a court or an Internal Revenue Service (the "IRS") proceeding which has been finally and conclusively resolved, that an Excess Payment has been made, such Excess Payment shall be deemed for all purposes to be a loan to the Participant made on the date the Participant received the Excess Payment and the Participant shall repay the Excess Payment to the Company on demand (but not less than ten (10) days after written notice is received by the Participant) together with interest on the Excess Payment at the "Applicable Federal Rate" (as defined in Section 1274(d) of the Code) from the date of the Participant's receipt of such Excess Payment until the date of such repayment. In the event that it is determined by (i) the Accounting Firm, the Company (which shall include the position taken by the Company, or together with its consolidated group, on its federal income tax return) or the IRS, (ii) pursuant to a determination by a court, or (iii) upon the resolution to the Participant's satisfaction of the Dispute, that an Underpayment has occurred, the Company shall pay an amount equal to the Underpayment to the Participant within ten (10) days of such determination or resolution together with interest on such amount at the Applicable Federal Rate from the date such amount would have been paid to the Participant until the date of payment.


                               ARTICLE VII

                         SUCCESSORS AND ASSIGNS

         7.1  Successors and Assigns.

              (a) The Plan shall be binding upon and shall inure to the benefit of the Company and the Employer. The Company and the Employer shall require any Successor or Assign to expressly assume and agree to perform the Plan in the same manner and to the same extent that the Company and/or the Employer would be required to perform it if no such succession or assignment had taken place.

              (b) Neither the Plan nor any right or interest hereunder shall be assignable or transferable by the Participant, his or her beneficiaries or legal representatives, except by will or by the laws of descent and distribution; provided, however, that the Plan shall inure to the benefit of and be enforceable by the Participant's legal personal representative.

         7.2 Sale of Business or Assets. Notwithstanding anything contained in the Plan to the contrary, if a Participant's employment with his or her Employer is terminated in connection with the sale, divestiture or other disposition of any Subsidiary or division of the Company (or part thereof) such termination shall not be a termination of employment of the Participant for purposes of the Plan and the Participant shall not be entitled to benefits from the Company under the Plan as a result of such sale, divestiture, or other disposition, or as a result of any subsequent termination of employment, provided that (a) the Participant is offered employment by the purchaser or acquiror of such Subsidiary or division (or part thereof) and (b) the Company obtains an agreement from such purchaser or acquiror to perform the Company's and/or the Employer's obligations under the Plan, in the same manner, and to the same extent that the Company and/or the Employer would be required to perform if no such purchase or acquisition had taken place. In such circumstances, the purchaser or acquiror shall be solely responsible for providing any benefits payable under the Plan to any such Participant.


                               ARTICLE VIII

                  TERM, AMENDMENT AND PLAN TERMINATION

         8.1 Term. The Plan shall continue in effect for a period of two (2) years commencing on the Effective Date and shall be automatically extended for one (1) year on the first anniversary of the Effective Date and on each anniversary of the Effective Date thereafter unless the Company shall have delivered a written notice to each Participant at least ninety (90) days prior to any extension that the Plan shall not be so extended; provided, however, that if a Change in Control occurs while the Plan is in effect, the Plan shall not end prior to the expiration of two (2) years following the Change in Control.

         8.2 Amendment and Termination. Subject to Section 8.1, the Plan may be terminated or amended in any respect by resolution adopted by two-thirds (2/3) of the members of the Incumbent Board and Schedules A and B may be amended to add Eligible Employees at any time by any duly authorized officer of the Company; provided, however, that no such amendment or termination of the Plan during the Term may be made (a) if such amendment or termination would adversely affect any right of an Eligible Employee who became an Eligible Employee prior to the later of (i) the date of adoption of any such amendment or termination, or (ii) the effective date of any such amendment or termination, (b) at the request of a Third Party, or (c) otherwise in connection with, or in anticipation of, a Change in Control; and provided, further, however, that the Plan no longer shall be subject to amendment, change, substitution, deletion, revocation or termination in any respect whatsoever following a Change in Control.

         8.3 Form of Amendment. The form of any amendment or termination of the Plan shall be a written instrument signed by a duly authorized officer or officers of the Company, certifying that the amendment or termination has been approved by the Board in accordance with Section 8.2.


                               ARTICLE IX

                              MISCELLANEOUS

         9.1 Contractual Right. Upon and after a Change in Control, each Participant shall have a fully vested, nonforfeitable contractual right, enforceable against the Company, to the benefits provided for under Sections 4.1, 4.2 and 4.3 of the Plan upon satisfaction of the applicable conditions specified in those Sections.

         9.2 Employment Status. Prior to a Change in Control, each Eligible Employee shall continue in his or her status as an employee-at-will and the Plan does not constitute a contract of employment or impose on the Employer any obligation to (a) retain the Participant, (b) make any payments upon termination of employment, (c) change the status of the Participant's employment or (d) change any employment policies of the Employer.

         9.3 Notice. For the purposes of the Plan, notices and all other communications provided for in the Plan (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company and/or the Employer shall be directed to the attention of the Board with a copy to the Secretary of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

         9.4  Non-exclusivity of Rights.  Except as provided in
    Section 4.4, nothing in the Plan shall prevent or limit the Participant's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company and/or the Employer for which the Participant may qualify, nor shall anything herein limit or reduce such rights as the Participant may have under any other agreements with the Company and/or the Employer. Amounts which are vested benefits or which the Participant is otherwise entitled to receive under any plan or program of the Company and/or the Employer shall be payable in accordance with such plan or program, except as explicitly modified by the Plan. No additional compensation provided under any benefit or compensation plans to the Participant shall be deemed to modify or otherwise affect the terms of the Plan or any of the Participant's entitlements hereunder.

         9.5 Settlement of Claims. The Company's obligation to make the payments provided for in the Plan and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company and/or the Employer may have against the Participant or others.

         9.6 Trust. All benefits under the Plan shall be paid by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company; provided, however, notwithstanding anything contained in the Plan to the contrary, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

         9.7 Waiver or Discharge. No provision of the Plan may be waived or discharged unless such waiver or discharge is agreed to in writing and signed by the Participant, the Company and the Employer. No waiver by either the Company, the Employer or any Participant at any time of any breach by either the Company, the Employer or any Participant of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         9.8 Governing Law. THE VALIDITY, INTERPRETATION, CONSTRUCTION AND PERFORMANCE OF THE PLAN SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF; PROVIDED, HOWEVER, THAT IN ANY ACTION INVOLVING A PARTICIPANT, THE COMPANY AND/OR THE EMPLOYER WITH RESPECT TO ANY CLAIM OR ASSERTION THAT THE PARTICIPANT'S EMPLOYMENT WAS PROPERLY TERMINATED FOR CAUSE, THE COMPANY AND/OR THE EMPLOYER HAS THE BURDEN OF PROVING THAT THE PARTICIPANT'S EMPLOYMENT WAS PROPERLY TERMINATED FOR CAUSE.

         9.9 Validity and Severability. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         9.10 Legal Fees. Following a Change in Control, the Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Participant as they become due as a result of
    (a) the Participant's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment), or (b) the Participant's seeking to obtain or enforce any right or benefit provided by the Plan (including any such fees and expenses incurred in connection with the Dispute) or by any other plan or arrangement maintained by the Company and/or Employer under which the Participant is or may be entitled to receive benefits; provided however, that the circumstances set forth in clauses (a) and (b) (other than as a result of the Participant's termination of employment under circumstances described in Section 2.6(d)) occurred on or after a Change in Control; provided, further, however, in the event a court finally determines that the claim by the Participant for which legal fees were incurred and paid by the Company pursuant to this Section 9.10 was frivilous, the Company shall be reimbursed by the Participant for any legal fees paid under this Section 9.10 in respect of such frivilous claim.

         9.11 Forum. Any suit brought by a Participant under the Plan may be brought in the appropriate state or federal court for Tarrant County, Texas, or for the county wherein the Participant maintains his or her residence. Any suit brought by the Company and/or Employer under the Plan may only be brought in the county wherein the Participant maintains his or her residence, unless the Participant consents to suit elsewhere.

                               SCHEDULE A



                               [To come]

                               SCHEDULE B



                               [To come]

                               SCHEDULE C

                     COMPENSATION AND BENEFIT PLANS



    1.  Deferred Compensation Plan

    2.  Deferred Salary and Investment Plan

    3.  Employee Stock Ownership Plan

    4.  Salary Continuation Plan

    5.  Stock Purchase Program

    6.  Supplemental Stock Program

    7.  Stock Option Plan

    8.  Post Retirement and Death Benefit Plan
             for Selected Executive Employees